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                                                                     EXHIBIT 3.2

                                    BYLAWS OF


                            MISSION COMMUNITY BANCORP

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                                TABLE OF CONTENTS

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                                                                                             PAGE
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
ARTICLE I     OFFICES

         Sec. 1 1          Principal Offices
         Sec. 1.2          Other Offices                                                      1

ARTICLE II    MEETINGS OF SHAREHOLDERS                                                        1

         Sec. 2.1          Place of Meetings                                                  1
         Sec. 2.2          Annual Meeting                                                     1
         Sec. 2.3          Special Meeting                                                    1
         Sec. 2.4          Notice of Shareholders' Meetings                                   2
         Sec. 2.5          Manner of Giving Notice: Affidavit of Notice                       2
         Sec. 2.6          Quorum                                                             3
         Sec. 2.7          Adjourned Meeting; Notice                                          3
         Sec. 2.8          Voting                                                             3
         Sec. 2.9          Waiver of Notice or Consent by Absent Shareholders                 4
         Sec. 2.10         Shareholder Action by Written Consent Without a Meeting            4
         Sec. 2.11         Record Date for Shareholder Notice, Voting, and Giving Consents    5
         Sec. 2.12         Proxies                                                            6
         Sec. 2.13         Inspectors of Election                                             6
         Sec. 2.14         Nominations of Directors                                           7

ARTICLE III  DIRECTORS                                                                        8

         Sec. 3.1          Powers                                                             8
         Sec. 3.2          Number and Qualification of Directors                              8
         Sec. 3.3          Election and Term of Office of Directors                           9
         Sec. 3.4          Vacancies                                                          9
         Sec. 3.5          Place of Meetings and Meetings by Telephone                        9
         Sec. 3.6          Annual Meeting                                                    10
         Sec. 3.7          Other Regular Meetings                                            10
         Sec. 3.8          Special Meetings                                                  10
         Sec. 3.9          Quorum                                                            10
         Sec. 3.10         Waiver of Notice                                                  11
         Sec. 3.11         Adjournment                                                       11
         Sec. 3.12         Notice of Adjournment                                             11
         Sec. 3.13         Action Without Meeting                                            11
         Sec. 3.14         Fees and Compensation of Directors                                11

ARTICLE IV    COMMITTEES                                                                     11

         Sec. 4.1          Committees of Directors                                           11
         Sec. 4.2          Meetings and Action of Committees                                 12
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
ARTICLE V     OFFICERS                                                                        12

         Sec. 5.1          Officers                                                           12
         Sec. 5.2          Election of Officers                                               12
         Sec. 5.3          Subordinate Officers                                               13
         Sec. 5.4          Removal and Resignation of Officers                                13
         Sec. 5.5          Vacancies in Offices                                               13
         Sec. 5.6          Chairperson of the Board                                           13
         Sec. 5.7          President                                                          13
         Sec. 5.8          Vice Presidents                                                    13
         Sec. 5.9          Secretary                                                          14
         Sec. 5.10         Chief Financial Officer                                            14

ARTICLE VI    INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHERS                              15

         Sec. 6.1          Indemnification                                                    15

ARTICLE VII   RECORDS AND REPORTS                                                             15

         Sec. 7.1          Maintenance and Inspection of Share Register                       15
         Sec. 7.2          Maintenance and Inspection of Bylaws                               16
         Sec. 7.3          Maintenance and Inspection of Other Corporate Records              16
         Sec. 7.4          Inspection by Directors                                            16
         Sec. 7.5          Annual Report to Shareholders                                      16
         Sec. 7.6          Financial Statements                                               17
         Sec. 7.7          Annual Statement of General Information                            17

ARTICLE VIII  GENERAL CORPORATE MATTERS                                                       18

         Sec. 8.1          Record Date for Purposes Other Than Notice and Voting              18
         Sec. 8.2          Checks, Drafts, Evidences of Indebtedness                          18
         Sec. 8.3          Corporate Contracts and Instruments; How Executed                  18
         Sec. 8.4          Certificates for Shares                                            18
         Sec. 8.5          Lost Certificates                                                  19
         Sec. 8.6          Representation of Shares of Other Corporations                     19
         Sec. 8.7          Construction and Definitions                                       19
         Sec. 8.8          Reimbursement                                                      19

ARTICLE IX    AMENDMENTS                                                                      20

         Sec. 9.1          Amendment by Board of Directors or Shareholders                    20

                                    BYLAWS OF

                            MISSION COMMUNITY BANCORP

                            A California Corporation


                                    ARTICLE I
                                     OFFICES

         1.1 PRINCIPAL OFFICES. The board of directors shall fix the location of the principal executive office of the corporation at any place within or outside the State of California. If the principal executive office is located outside this state, and the corporation has one or more business offices in this state, the board of directors shall fix and designate a principal business office in the State of California.

         1.2 OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.


                                   ARTICLE II
                            MEETINGS OF SHAREHOLDERS

         2.1 PLACE OF MEETINGS. Meetings of shareholders shall be held at any place within or outside the State of California designated by the board of directors. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

         2.2 ANNUAL MEETING. The annual meeting of shareholders shall be held each year on a date and at a time designated by the board of directors. The date so designated shall be within fifteen (15) months after the last annual meeting. At the annual meeting, directors shall be elected, and any other proper business may be transacted.

         2.3 SPECIAL MEETING. A special meeting of the shareholders may be called at any time by the board of directors, or by the chairman of the board, or by the president, or by one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting. If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of


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the request. If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice.

         Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

         2.4 NOTICE OF SHAREHOLDERS' MEETINGS. All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 2.5 of this Article II not less than ten (10) nor more than sixty (60) days before the date of the meeting. Shareholders entitled to notice shall be determined in accordance with Section 2.11 of this Article II. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the shareholders. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees whom, at the time of the notice, management intends to present for election.

         If the action is proposed to be taken at any meeting for (i) approval of a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) an amendment of the articles of incorporation, pursuant to
Section 902 of that Code, (iii) a reorganization of the corporation, pursuant to
Section 1201 of that Code, (iv) a voluntary dissolution of the corporation, pursuant to Section 1900 of that Code, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall also state the general nature of that proposal.

         2.5 MANNER OF GIVING NOTICE: AFFIDAVIT OF NOTICE. Notice of any meeting of shareholders shall be given either personally or by first-class or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

         If any notice addressed to a shareholder at the address of that shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at that address, all future notices or reports shall be deemed to have been duly given without further mailing if these shall be available to the shareholder on written demand of the shareholder at the principal executive office of the corporation for a period of one year from the

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date of the giving of the notice. An affidavit of the mailing or other means of giving any notice of any shareholders' meeting shall be executed by the secretary, assistant secretary, or any transfer agent of the corporation giving the notice, and shall be filed and maintained in the minute book of the corporation.

         2.6 QUORUM. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

         2.7 ADJOURNED MEETING: NOTICE. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at that meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at that meeting, except as provided in Section 2.6 of this Article II.

         When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the board of directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.4 and 2.5 of this Article II. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

         2.8 VOTING. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section
2.11 of this Article II, subject to the provisions of Sections 702 to 704, inclusive, of the Corporations Code of California (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership). The shareholders' vote may be by voice or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by California General Corporation Law or by the articles of incorporation.

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         At a shareholders' meeting at which directors are to be elected, no shareholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder's shares) unless the candidates' names have been placed in nomination prior to commencement of the voting and a shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected shall be elected.

         2.9 WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS. The transactions of any meeting of shareholders, either annual or special. however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or an approval of the minutes. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 601(f) of the California Corporations Code, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

         Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if that objection is expressly made at the meeting.

         2. 10 SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which maybe taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that a director may be elected at any time to fill a vacancy on the board of directors that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records. Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

         If the consents of all shareholders entitled to vote have not been solicited in writing, and if the unanimous written consent of all such shareholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the shareholders without a meeting. This notice shall be given in the manner specified in Section 2.5 of this
Article II. In the case of approval of (i) contracts or transactions in which a director has a direct or indirect financial interest, pursuant to Section 310 of the Corporations Code of California, (ii) indemnification of agents of the corporation, pursuant to Section 317 of that Code. (iii) a reorganization of the corporation, pursuant to Section 1201 of that Code, and (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of that Code, the notice shall be given at least ten (10) days before the consummation of any action authorized by that approval.

         2.11 RECORD DATE FOR SHAREHOLDER NOTICE, VOTING, AND GIVING CONSENTS.

         (a) For purposes of determining the shareholders entitled to notice of any meeting or to vote or entitled to give written consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting nor more than sixty (60) days before any such action without a meeting, and in this event only shareholders of record on the date so fixed are entitled to notice and to vote or to give consents, as the case may be notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the California General Corporation Law.

         (b) If the board of directors does not so fix a record date:

             (i) The record date for determining shareholders entitled to receive notice of and vote at a shareholders' meeting shall be the business day next preceding the day on which notice is given, or if notice is waived as provided in Section 2.9 of this Article II, the business day next preceding the day on which the meeting is held.

             (ii) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, if no prior action has been taken by the board, shall be the day on which the first written consent is given.

             (iii) The record date for determining shareholders for any other purpose shall be as set forth in Section 8.1 of Article VIII of these bylaws.

         (c) A determination of shareholders of record entitled to receive notice of and vote at a shareholders' meeting shall apply to any adjournment of the meeting unless the board fixes a

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new record date for the adjourned meeting. However, the board shall fix a new record date if the adjournment is to a date more than 45 days after the date set for the original meeting.

         (d) Only shareholders of record on the corporation's books at the close of business on the record date shall be entitled to any of the notice and voting rights listed in subsection (a) of this section, notwithstanding any transfer of shares on the corporation's books after the record date, except as otherwise required by law.

         2.12 PROXIES. Every person entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, or otherwise) by the shareholder or the shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (ii) written notice of the death or incapacity of the maker of that proxy is received by the corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 705(e) and 705(f) of the Corporations Code of California.

         2.13 INSPECTORS OF ELECTION. Before any meeting of shareholders, the board of directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder's proxy shall appoint a person to fill that vacancy.

These inspectors shall:

         (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

         (b)  Receive votes, ballots or consents;

         (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;

         (d)  Count and tabulate all votes or consents;

         (e)  Determine when the polls shall close;

         (f)  Determine the result; and

         (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

         2.14 NOMINATIONS OF DIRECTORS. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the corporation, shall be made in writing and shall be delivered or mailed to the president of the corporation, not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the president of the corporation not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Such notification shall contain the following information the extent shown to the shareholder:

(1)      the name and address of each proposed nominee.

(2)      The principal occupation of each proposed nominee.

(3) The total number of shares of common stock of the corporation that will be voted for each proposed nominee.

(4)      The name and residence of the notifying shareholder.

(5) The number of shares of common stock of the corporation owned by the notifying shareholder.

         Nominations not made in accordance herewith shall, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers shall disregard all votes cast for each such nominee.


                                   ARTICLE III
                                    DIRECTORS

         3. 1 POWERS. Subject to the provisions of the California General Corporation Law and any limitations in the articles of incorporation and these bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

         Without prejudice to these general powers, and subject to the same limitations, the directors shall have the power to:

         (a) Select and remove all officers, agents and employees of the corporation; prescribe any powers and duties for them that are consistent with law, with the articles of incorporation, and with these bylaws; fix their compensation; and require from them security for faithful service.

         (b) Change the principal executive office or the principal business office in the State of California from one location to another; cause the corporation to be qualified to do business in any other state, territory, dependency, or country and conduct business within or without the State of California, and designate any place within or without the State of California for the holding of any shareholders' meeting, or meetings, including annual meetings.

         (c) Adopt, make, and use a corporate seal, prescribe the forms of certificates of stock; and alter the form of the seal and certificates.

         (d) Authorize the issuance of shares of stock of the corporation on any lawful terms, in consideration of money paid, labor done, services actually rendered, debts or securities canceled or tangible or intangible property actually received.

         (e) Borrow money and incur indebtedness on behalf of the corporation, and cause to be executed and delivered for the corporation's purposes, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, and other evidences of debt and securities.

         3.2 NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of directors shall not be less than six (6) nor more than eleven (11) until changed by a duly adopted amendment to this bylaw adopted by the vote or written consent of a majority of the outstanding shares entitled to vote. The exact number of directors shall be fixed from time to time, within the limits specified in this
Section 3.2 by a bylaw or amendment thereto or by a resolution duly adopted by a vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the board of directors. The initial number of directors within the foregoing limits is hereby fixed at nine (9).

         3.3 ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the shareholders to hold office until the next annual meeting. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

         No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

         3.4 VACANCIES. A vacancy in the board of directors shall be deemed to exist (a) if a director dies, resigns, or is removed by the shareholders or an appropriate court, as provided in sections 303 or 304 of the California Corporations Code; (b) if the board of directors declares vacant the office of a director who has been convicted of a felony or declared of unsound mind by an order of court, (c) if the authorized number of directors is increased; or (d) if at any shareholders' meeting at which one or more directors are elected the shareholders fail to elect the full authorized number of directors to be voted for at that meeting.

         Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary, or the board of directors, unless the notice specifies a later effective date. If the resignation is effective at a future time, the board may elect a successor to take office when the resignation becomes effective.

         Except for a vacancy caused by the removal of a director, vacancies on the board may be filled by a majority of the directors then in office, whether or not they constitute a quorum, or by a sole remaining director. A vacancy on the board caused by the removal of a director may be filled only by the shareholders, except that a vacancy created when the board declares the office of a director vacant as provided in clause (b) of the first paragraph of this section of the bylaws may be filled by the board of directors.

         The shareholders may elect a director at any time to fill a vacancy not filled by the board of directors.

         The term of office of a director elected to fill a vacancy shall run until the next annual meeting of the shareholders, and such a director shall hold office until a successor is elected and qualified.

         3.5 PLACE OF MEETINGS AND MEETINGS BY TELEPHONE. Regular meetings of the board of directors may be held at any place within or outside the State of California that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or outside the State of California that has been designated in the notice of the meeting or, if not stated in the notice or there is no notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another, and all such directors shall be deemed to be present in person at the meeting.

         3.6 ANNUAL DIRECTORS' MEETING. Immediately after each annual shareholders' meeting, the board of directors shall hold a regular meeting at the same place, or at any other place that has been designated by the board of directors, to consider matters of organization, election of officers, and other business as desired. Notice of this meeting shall not be required unless some place other than the place of the annual shareholders' meeting has been designated.

         3.7 OTHER REGULAR MEETINGS. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice.

         3.8 SPECIAL MEETINGS. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board or the president or the secretary or any two directors.

         Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. In case the notice is mailed, it shall be deposited in the United States Mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally, or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting nor the place if the meeting is to be held at the principal executive office of the corporation.

         3.9 QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.11 of this Article III. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of Section 310 of the Corporations Code of California (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest), Section 311 of that Code (as to appointment of committees), and Section 317(e) of that Code (as to indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

         3.10 WAIVER OF NOTICE. Notice of a meeting, although otherwise required, need not be given to any director who (a) either before or after the meeting signs a waiver of notice or a consent to holding the meeting without being given notice, (b) signs an approval of the minutes of the meeting, or (c) attends the meeting without protesting the lack of notice before or at the beginning of the meeting. Waivers of notice or consents need not specify the purpose of the meeting. All waivers, consents, and approvals of the minutes shall be filed with the corporate records or made a part of the minutes of the meeting.

         3.11 ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

         3.12 NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in
Section 3.8 of this Article III, to the directors who were not present at the time of the adjournment.

         3.13 ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting, if all members of the board shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent or consents shall be filed with the minutes of the proceedings of the board.

         3.14 FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation. if any, for their services, and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. This Section 3.14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for those services.


                                   ARTICLE IV
                                   COMMITTEES

         4.1 COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one or more directors as alternate members of any committees, who may replace any absent member at any meeting of the committee. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, except with respect to:

         (a) the approval of any action which, under the General Corporation Law of California, also requires shareholders' approval or approval of the outstanding shares;

         (b) the filling of vacancies on the board of directors or in any committee;

         (c) the fixing of compensation of the directors for serving on the board or on any committee;

         (d) the amendment or repeal of bylaws or the adoption of new bylaws;

         (e) the amendment or repeal of any resolution of the board of directors which by its express terms is not so amendable or reparable;

         (f) a distribution to the shareholders of the corporation, except at a rate or in a periodic amount or within a price range determined by the board of directors; or

         (g) the appointment of any other committees of the board of directors or the members of these committees.

         4.2 MEETINGS AND ACTION OF COMMITTEES. Meetings and action of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Sections 3.5 (place of meetings), 3.7 (regular meetings), 3.8 (special meetings and notice), 3.9 (quorum), 3.10 (waiver of notice), 3.11 (adjournment), 3.12 (notice of adjournment), and 3.13 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members, except that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee; special meetings of committees may also be called by resolution of the board of directors; and notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.


                                    ARTICLE V
                                    OFFICERS

         5.1 OFFICERS. The officers of the corporation shall be a chairperson of the board, president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of
Section 5.3 of this Article V. Any number of offices may be held by the same person.

         5. 2 ELECTIONS OF OFFICERS. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section
5.3 or Section 5.5 of this Article V, shall be chosen by the board of directors and each shall serve at the pleasure of the board, subject to the rights, if any, of an officer under any contract of employment.

         5.3 SUBORDINATE OFFICERS. The board of directors may appoint, and may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

         5.4 REMOVAL AND RESIGNATION OF OFFICERS. Any officer chosen by the board of directors may be removed at any time, with or without cause or notice, by the board of directors. Subordinate officers appointed by persons other than the board under Section 5.3 of this Article V may be removed at any time, with or without cause or notice, by the board of directors or by the officer by whom appointed. Officers may be employed for a specified term under a contract of employment if authorized by the board of directors; such officers may be removed from office at any time under this section, and shall have no claim against the corporation or individual officers or board members because of the removal except any right to monetary compensation to which the officer may be entitled under the contract of employment.

         Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

         5.5 VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

         5.6 CHAIRPERSON OF THE BOARD. The chairperson of the board shall, if present, preside at meetings of the board of directors and shareholders and exercise and perform such other powers and duties as may be from time to time assigned to him/her by the board of directors or prescribed by the bylaws.

         5.7 PRESIDENT. The president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. In the absence of the chairman of the board, or if there be none, he/she shall preside at all meetings of the shareholders and at all meetings of the board of directors. He/she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or the bylaws.

         5.8 VICE PRESIDENTS. If desired, one or more vice presidents may be chosen by the board of directors in accordance with the provisions for electing officers set forth in Section 5.2 of this Article V. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice president shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, and the president, or the chairman of the board.

         5.9 SECRETARY.

         (a) MINUTES. The secretary shall be present at all shareholders' meetings and all board meetings and shall take the minutes of the meeting. If the secretary is unable to be present, the secretary or the presiding officer of the meeting shall designate another person to take the minutes of the meeting.

         The secretary shall keep, or cause to be kept, at the principal executive office or such other place as designated by the board of directors, a book of minutes of all meetings and actions of shareholders, board of directors, and of committees of the board. The minutes of each meeting shall state the time and place the meeting was held, whether it was regular or special; if special, how it was called or authorized; the names of directors present at board or committee meetings; the number of shares present or represented at shareholders' meetings; and an accurate account of the proceedings.

         (b) RECORD OF SHAREHOLDERS. The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, a record or duplicate record of shareholders. This record shall show the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of share certificates issued for each shareholder, and the number and date of cancellation of any certificates surrendered for cancellation.

         (c) NOTICE OF MEETINGS. The secretary shall give notice, or cause notice to be given, of all shareholders' meetings, board meetings, and meetings of committees of the board for which notice is required by statue or by the bylaws. If the secretary or other person authorized by the secretary to give notice fails to act, notice of any meeting may be given by any other officer of the corporation.

         (d) OTHER DUTIES, The secretary shall keep the seal of the corporation, if any, in safe custody. The secretary shall have such other powers and perform other duties as prescribed by the board of directors or by the bylaws.

         5.10 CHIEF FINANCIAL OFFICER. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

                                   ARTICLE VI
                     INDEMNIFICATION OF DIRECTORS, OFFICERS
                           EMPLOYEES, AND OTHER AGENTS

         6.1 INDEMNIFICATION. The corporation shall, to the maximum extent permitted by the California General Corporation Law, have power to indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was an agent of the corporation, and shall have power to advance to each such agent expenses incurred in defending any such proceeding to the maximum extent permitted by that law. For the purposes of this Article, an "agent" of the corporation includes any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.


                                   ARTICLE VII
                               RECORDS AND REPORTS

         7.1 MAINTENANCE AND INSPECTION OF SHARE REGISTER. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

         A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation may (i) inspect and copy the records of shareholders' names and addresses and share holdings during usual business hours on five days prior written demand on the corporation, and (ii) obtain from the transfer agent of the corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their share holdings, as of the most recent record date for which that list has been compiled or as of a date specified by the shareholder after the date of demand. This list shall be made available to any such shareholder by the transfer agent on or before the later of five (5) days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection on the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interest as a shareholder or as the holder of a voting trust certificate. Any inspection and copying under this Section 7.1 may be made in person or by an agent or attorney, of the shareholder or holder of a voting trust certificate making the demand.

         7.2 MAINTENANCE AND INSPECTION OF BYLAWS. The corporation shall keep at its principal executive office, or if its principal executive office is not in the State of California, at its principal business office in this state, the original or a copy of the bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal executive office of the corporation is outside the State of California and the corporation has no principal business office in this state, the Secretary shall, upon the written request of any shareholder, furnish to that shareholder a copy of the bylaws as amended to date.

         7.3 MAINTENANCE AND INSPECTION OF OTHER CORPORATE RECORDS. The accounting books and records and minutes of proceedings of the shareholders and the board of directors and any committee or committees of the board of directors shall be kept at such place or places designated by the board of directors, or, in the absence of such designation, at the principal executive office of the corporation. The minutes shall be kept in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form. The minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to the holder's interests as a shareholder or as the holder of a voting trust certificate. The inspection may be made in person or by an agent or attorney, and shall include the right to copy and make extracts. These rights of inspection shall extend to the records of each subsidiary corporation of the corporation.

         7.4 INSPECTION BY DIRECTORS. Every director shall have the absolute right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

         7.5 ANNUAL REPORT TO SHAREHOLDERS. The board of directors shall cause an annual report to be sent to the shareholders at least fifteen (15) days prior to the annual meeting of shareholders but not later than one hundred and twenty
(120) days after the close of the fiscal year in accordance with the provisions of the Corporations Code of California

         7.6 FINANCIAL STATEMENTS. A copy of any annual financial statement and any income statement of the corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the corporation as of the end of each such period, that has been prepared by the corporation shall be kept on file in the principal executive office of the corporation for twelve (12) months and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of any such statement or a copy shall be mailed to any such shareholder.

         If a shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of stock of the corporation makes a written request to the corporation for an income statement of the corporation for the three-month, six month, or nine-month period of the then current fiscal year ended more than thirty (30) days before the date of the request, and a balance sheet of the corporation as of the end of that period, the chief financial officer shall cause that statement to be prepared, if not already prepared, and shall deliver personally or mail that statement or statements to the person making the request within thirty (30) days after the receipt of the request. If the corporation has not sent to the shareholders its annual report for the last fiscal year, this report shall likewise be delivered or mailed to the shareholder or shareholders within thirty (30) days after the request.

         The corporation shall also, on the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual, or quarterly income statement which it has prepared, and a balance sheet as of the end of that period.

         The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

         7.7 ANNUAL STATEMENT OF GENERAL INFORMATION.

         (a) Every year, during the calendar month in which the original articles of incorporation were filed with the California Secretary of State, or during the preceding five calendar months, the corporation shall file a statement with the Secretary of State on the prescribed form, setting forth the authorized number of directors; the names and complete business or residence addresses of all incumbent directors; the names and complete business or residence addresses of the chief executive officer, the secretary, and the chief financial officer; the street address of the corporation's principal executive office or principal business office in this state; a statement of the general type of business constituting the principal business activity of the corporation; and a designation of the agent of the corporation for the purpose of service of process, all in compliance with Section 1502 of the Corporations Code of California.

         (b) Notwithstanding the provisions of paragraph (a) of this section, if there has been no change in the information contained in the corporation's last annual statement on file in the Secretary of State's office, the corporation may, in lieu of filing the annual statement described in paragraph (a) of this section, advise the Secretary of State, on the appropriate form, that no changes in the required information have occurred during the applicable period.


                                  ARTICLE VIII
                            GENERAL CORPORATE MATTERS

         8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than action by shareholders by written consent without a meeting), the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action, and in that case only shareholders of record on the date so fixed are entitled to receive the dividend, distribution, or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the California General Corporation Law.

         If the board of directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the date on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

         8.2 CHECKS, DRAFTS, EVIDENCES OF INDEBTEDNESS. All checks, drafts, or other orders for payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

         8.3 CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED. The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and this authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent, or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         8.4 CERTIFICATES FOR SHARES. A certificate or certificates for shares of the capital stock of the corporation shall be issued to each shareholder when any of these shares are fully paid, and the board of directors may authorize the issuance of certificates or shares as partly paid provided that these certificates shall state the amount of the consideration to be paid for them and the amount paid. All certificates shall be signed in the name of the corporation by the chairman of the board or vice chairman of the board or the president or vice president and by the chief financial officer or an assistant treasurer or the secretary or any assistant secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an officer, transfer agent, or registrar at the date of issue.

         8.5 LOST CERTIFICATES. Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace an old certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen, or destroyed, authorize the issuance of a replacement certificate on such terms and conditions as the board may require, including provision for indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft, or destruction of the certificate or the issuance of the replacement certificate.

         8.6 SHARES OF OTHER CORPORATIONS: HOW VOTED. Shares of other corporations standing in the name of this corporation shall be voted by one of the following persons, listed in order of preference: (1) president, or person designated by the president; (2) first vice president, or person designated by the first vice president; (3) other person designated by the board of directors. The authority to vote shares granted by this section includes the authority to execute a proxy in the name of the corporation for purposes of voting the shares.

         8.7 CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

         8.8 REIMBURSEMENT. If all or part of the salary or other compensation paid to an employee or officer or director of the corporation is finally determined not to be allowable as a federal or state income tax deduction, the employee or officer or director shall repay to the corporation the amount disallowed. The board of directors shall enforce repayment of each such amount disallowed.


                                   ARTICLE IX
                                   AMENDMENTS

         9.1 AMENDMENT BY BOARD OF DIRECTORS OR SHAREHOLDERS. Except as otherwise required by law or by the articles of incorporation, these bylaws may be amended or repealed, and new bylaws may be adopted, by the board of directors or by the holders of a majority of the outstanding shares entitled to vote.

                            CERTIFICATE OF SECRETARY

                            MISSION COMMUNITY BANCORP


         The undersigned, hereby certify that:

         (1) I am the duly elected and acting secretary of MISSION COMMUNITY BANCORP, a California corporation; and

         (2) The foregoing Bylaws consisting of 20 pages constitute the Bylaws of said Corporation as duly adopted at a meeting of the board of directors dated October 4, 2000.


         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said Corporation on October 4, 2000.

                                                -------------------------------
                                                Secretary

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